                                                                   EXHIBIT 10.12

                             ASSIGNMENT AGREEMENT


THIS AGREEMENT IS MADE AND ENTERED INTO BY MICROPHASE CORPORATION, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 587 CONNECTICUT AVENUE, NORWALK, CONNECTICUT 06854, A CONNECTICUT CORPORATION, HEREINAFTER REFERRED TO AS "ASSIGNOR", AND LIGHTPATHS, INC., A DELAWARE CORPORATION, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 587 CONNECTICUT AVENUE, NORWALK, CONNECTICUT 06854, HEREINAFTER REFERRED TO AS "ASSIGNEE".

WHEREAS GlobeSpan Technologies Inc., a Delaware corporation with offices at 100 Schulz Drive, Red Bank, NJ 07701, ("GTI') and ASSIGNOR have previously entered into a GLOBESPAN DSL TECHNOLOGY LICENSE AGREEMENT (the "LICENSE AGREEMENT) and

WHEREAS ASSIGNOR wishes to assign its rights, duties and obligations under the LICENSE AGREEMENT to ASSIGNEE and

WHEREAS ASSIGNEE wishes to accept such assignment of the rights, duties and obligations under the LICENSE AGREEMENT,

THEREFORE the above parties agree that the following mutual promises and covenants shall govern the assignment by ASSIGNOR and the acceptance of such assignment by ASSIGNEE:

1. ASSIGNOR hereby assigns to ASSIGNEE, and ASSIGNEE hereby accepts, ASSIGNOR's right to develop, manufacture, market, use and sell Manufactured Products which may be developed from the GLOBESPAN DSL TRANSCEIVER TECHNOLOGY, and the right to purchase Product and the obligation to pay for such Product, and all other rights, duties and obligations under the provisions of the LICENSE AGREEMENT, a copy of which is attached hereto and made a part of this Agreement as Exhibit A.


2. ASSIGNOR warrants that it is not in default under the AGREEMENTS and that ASSIGNOR has not assigned or pledged, and will not assign or pledge, the whole or any part of the rights and obligations thereunder to anyone other than ASSIGNEE.


3. In the event ASSIGNEE defaults on any of the terms, conditions, or payments due under the LICENSE AGREEMENT or otherwise fails to meet any of its duties or obligations thereof; then ASSIGNOR agrees that it shall remain liable to GTI for the fulfillment of such terms, conditions, payments, duties or obligations to include, but not limited to, provisions for damages and/or indemnification for Infringement, property damage or personal injury.

4. No amendment, modification or waiver of any provision of this Assignment Agreement shall be effective unless in writing and signed by all panics hereto.


5. The effective dale of the Assignment under this Agreement shall be February 1, 1997.



6.  SIGNATURE


IN WITNESS WHEREOF. the parties hereto have executed this Agreement on the dates set forth below.



ASSIGNOR                            ASSIGNEE


-------------------------           -------------------------
Print or Type Name                  Print or Type Name

Title:  Chief Contracting Officer   Title:  Vice President
        -------------------------           --------------

Date        2/17/97                 Date:  2/17/97
    ---------------                      ---------


Consent to Assignment:
GlobeSpan Technologies Inc. hereby grants its approval for the assignment of the LICENSE AGREEMENT subject to and under the provisions of this Agreement and
Section 10.0 of the LICENSE AGREEMENT. No waiver of the requirement to obtain GTI's approval for future assignments is either granted or intended by this approval.

GLOBESPAN TECHNOLOGIES INC.

By:
    ------------------------

----------------------------
Print or Type Name

Title:
      ------------------------

Date:
      -----------------

                                      -2-